CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited) - USD ($)	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Operating expenses
Research and development	$ 576,093	$ 227,500
General and administrative	3,741,017	2,504,161
Total operating expenses	4,317,110	2,731,661
Operating loss	(4,317,110)	(2,731,661)
Other expense
Change in fair value of warrant liability	(481,610)
Net loss before income taxes	(4,839,445)	(2,731,661)
Provision for income taxes	1,716	2,505
Net loss	$ (4,841,161)	$ (2,734,166)
Basic and diluted loss per common share (in dollars per share)	$ (0.29)	$ (0.27)
Shares used in computing basic and diluted loss per share (in shares)	16,938,318	10,291,836
Series A preferred stock
Change in fair value of conversion rights	$ 986,000
Series B Preferred Stock
Change in fair value of conversion rights	$ 17,945